Solid Company Timely Investment
Financial Community Update New York City
Eugene R. McGrath Chairman, President and Chief Executive Officer
March 8, 2002
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This presentation contains forward-looking statements, which are statements of future expectations and not facts. Actual results or developments might differ materially from those included in the forward-looking statements because of factors such as competition and industry restructuring, changes in economic conditions,
changes in historical weather patterns, changes in laws, regulations or regulatory policies, developments in legal or public policy doctrines, technological developments and other presently unknown or unforeseen factors. Other risk factors are detailed from time to time in the company's SEC reports.

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Consolidated Edison, Inc.
Business Profile Long-term Strategy Financial Strength Supply/Demand Outlook Recovery from WTC

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Our Business Profile Regulated Business Service Area

Con Edison Company of NY 3.2 million electric customers 1.1 million gas customers 1,850 steam customers
Orange and Rockland Utilities 280,000 electric customers 120,000 gas customers

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Our Business Profile
A Compelling Investment

Strong financial base
A+ bond rating
Dependable, growing dividend
Good regulatory relations
Solid management team
Experienced, knowledgeable field force
Consistent, disciplined business strategy

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Total Return to Shareholders
Average annual total returns for periods ending December 31, 2001

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Our Long-term Strategy

Maximize value of regulated T&D assets

Focus on infrastructure needs

Leverage strong expertise to create unregulated opportunities

Conservative and disciplined growth strategy

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Long-term Annual Growth Target

3%-5% Growth Target

• Maximize Value of T&D Assets
• Economic Recovery
• Efficiencies
• Unregulated Businesses

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Maximizing the Value of Our Regulated Assets

More than $1 billion in annual infrastructure investment
East River repowering
        Net addition of 200 MW of in-city generation
        Completion expected in 2003
Sale of First Avenue properties
        Net cash proceeds of $396 million

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Rate Agreements Provide Long-term Regulatory Stability

Rate Agreements Ending:

Con Edison Electric	March 2005
Con Edison Gas	September 2004	*
Con Edison Steam	September 2004
O&R Electric	December 2002
O&R Gas	September 2003

*Currently before Administrative Law Judge for approval

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Managing Business Risk

Indian Point sold
        Reduced risk from ownership
        Attractive energy contract for 3 years
New York supply situation stable
Power prices less volatile
Recovery of purchased power costs
Moderate unregulated investments

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Consolidated Edison, Inc.

Return on Equity

Our Financial Strength
Utilize Strong Capital Structure

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Our Strategy

Our "Wires and Pipes" Businesses Provide a Strong Foundation for Future Growth

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Strategic Plant Locations

1. Newington, NH

2. Springfield, MA

3. Lakewood, NJ

4. Rock Springs, MD

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CEC Network Map—1Q2002

1. 60 buildings connected to the network

2. 106 miles of fiber installed

3. 50 miles of fiber acquired through swaps

4. Jersey City ring

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Our Supply/Demand Outlook

New York State
        18% capacity reserve in excess of peak load
        Status for summer of 2002—adequate
New York City
        80% of peak load from in-city supply
        Additional 20% plus 18% reserve can be from outside NYC
        Status for summer of 2002—tight but adequate

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Our Supply/Demand Outlook
Service Area Peak Load Forecast

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Customer Supply Responsibilities
On 2002 Peak Day

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conEdison

Lower Manhattan Electric Distribution Networks

Greenwich Network
Sheridan Square Network
Cooper Square Network
Canal Network
Park Place Network
City Hall Network
World Trade Center Network
Battery Park Network
Fulton Network
Bowling Green Network
Cortlandt Network
EAST RIVER

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Temporary Restoration Work

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Permanent Restoration Challenges

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Lower Manhattan Network
Long-term Configuration

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Working 24/7 to Meet Targets

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Response to September 11
      Cost of Restoration

$400 million—mostly capital—includes:

  Emergency response, temporary restoration and permanent replacement of facilities

Seeking Federal reimbursement
At December 31, 2001:

  $55 million capitalized
  $32 million deferred as regulatory asset

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  Our Value
  Con Edison's Track Record

  Delivered on expectations
  28 consecutive years of dividend increases
  Most reliable electric delivery system
  Accretive acquisition of O&R
  Successful transition to restructured marketplace
  Disciplined management

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